PHOENIX SERIES FUND

                      PHOENIX-DUFF & PHELPS CORE BOND FUND
     SUPPLEMENT DATED JUNE 7, 2002 TO THE PROSPECTUS DATED FEBRUARY 28, 2002

For the Phoenix-Duff & Phelps Core Bond Fund, on page 1 under the heading Principal Investment Strategies, the disclosure contained in the first item is hereby replaced in its entirety with the following:

> Under normal circumstances, the fund intends to invest at least 80% of its assets in investment grade debt securities of U.S. issuers. Investment grade debt securities are those with credit ratings, at the time of acquisition, within the four highest rating categories, or if unrated, those that the adviser believes are of comparable quality.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR FUTURE
REFERENCE.



PXP 393/80  (06/02)